UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 January 4, 2007
--------------------------------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                               MSB Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                       001-33246             34-1981437
 ----------------------------           ---------------        -------------
 (State or other jurisdiction           (SEC Commission        (IRS Employer
     of incorporation)                     File No.)           Identification
                                                                  Number)

1902 Long Hill Road, Millington, New Jersey                      07946-0417
-------------------------------------------                      ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (908) 647-4000
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 8.01.  Other Events

         The Registrant announced on January 4, 2007 that it had completed its minority stock offering.

         Reference is made to the press release dated January 4, 2007, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit
         Number            Description
         ------------------------------
          99               Press Release dated January 4, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                MSB FINANCIAL CORP.





Date: January 4, 2007                  By: /s/Gary T. Jolliffe
                                           -------------------------------------
                                           Gary T. Jolliffe
                                           President and Chief Executive Officer